Exhibit 99.1

Acreage Holdings Acquires Cultivation, Processing, and Retail Operations in Ohio

Establishes Vertically Integrated Operations Including a 70,000 sq. Foot Cultivation and Processing Facility and 5 Operating Retail Stores

NEW YORK, Oct. 1, 2021 (GLOBE NEWSWIRE) -- Acreage Holdings, Inc. (“Acreage”) (CSE: ACRG.A.U, ACRG.B.U), (OTC: ACRHF, ACRDF), a multi-state operator of cannabis cultivation and retailing facilities in the U.S., today announced the closing of the acquisitions of cultivation, processing and retail operations in Ohio by its subsidiary, High Street Capital Partners, LLC (“High Street”). As previously announced, Acreage entered into purchase agreements for these operations in Ohio during the summer of 2018 for the total purchase price of approximately $7.1 million in cash, $7.1 million in notes and 1.1 million shares of High Street, which are convertible into shares of Acreage, with the remaining $3.3 million worth of notes repaid today. Under the terms of the agreements, Acreage acquired all of the membership interests of Greenleaf Gardens, LLC, which operates a cultivation license in Ohio, Greenleaf Therapeutics, LLC, which operates a processing license in Ohio and Greenleaf Apothecaries, LLC, which operates five retail dispensaries in Ohio (together “Greenleaf”). Upon completion of these acquisitions, Acreage will subsequently consolidate the results of Greenleaf into its consolidated financial statements.

OPERATIONS HIGHLIGHTS:

•	Cultivation and Processing:
o	Greenleaf’s cultivation and processing operations are located in a 70,000 square foot facility in Middlefield, OH, and include 8 acres of land which will allow for future expansion.
o	Greenleaf produces a variety of high-quality cannabis products including edibles, vapes, concentrates, tinctures, capsules and flower.
o	In addition to direct sales through its retail dispensaries, Greenleaf also sells product through its wholesale channels to 40 of the 56 medical cannabis dispensaries currently operating in Ohio.

•	Retail Operations:
o	Greenleaf’s retail operations in Ohio include 5 operational dispensaries, branded The Botanist, in Akron, Canton, Cleveland, Columbus and Wickliffe.
o	Greenleaf is a leading cannabis retailer in the state of Ohio with an average of 30,000 transactions per month and an estimated retail market share of approximately 20%.

“The closing of our acquisition of Greenleaf’s operations in Ohio will significantly strengthen both our operating asset base and our long-term financial performance,” said Peter Caldini, Chief Executive Officer of Acreage. “The cannabis market in Ohio is rapidly growing and with some of the highest quality assets in the State, we are well positioned to continue to lead its development. This transaction demonstrates our continued focus on our three key strategic objectives – driving profitability, strengthening our balance sheet, and accelerating our growth in our core markets.”

ABOUT ACREAGE HOLDINGS, INC.

With its principal address in New York City, Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the company’s national retail store brand, The Botanist. Acreage’s wide range of national and regionally available cannabis products include the award-winning The Botanist brand, the highly recognizable Tweed brand, the Prime medical brand in Pennsylvania, the Innocent edibles brand in Illinois and others. Acreage also owns Universal Hemp, LLC, a hemp subsidiary dedicated to the distribution, marketing and sale of CBD products throughout the U.S. Since its founding in 2011, Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. More information is available at www.acreageholdings.com.

On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) with Canopy Growth Corporation (“Canopy Growth”), which was subsequently amended on September 23, 2020 (the “Amended Arrangement”). Pursuant to the Amended Arrangement, upon the occurrence (or waiver by Canopy Growth) of changes in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire all of the issued and outstanding Class E subordinate voting shares (the “Fixed Shares”) on the basis of 0.3048 of a Canopy Growth share per Fixed Share (following the automatic conversion of the Class F multiple voting shares and subject to adjustment in accordance with the terms of the arrangement agreement entered into between Acreage and Canopy Growth on April 18, 2019, as amended on May 15, 2019 and on September 23, 2020).

In addition, Canopy Growth holds an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Class D subordinate voting shares (the “Floating Shares”) at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth shares, as Canopy Growth may determine, at a price per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE relative to the trading price of the Canopy Growth shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.

For more information about the Amended Arrangement please see the Acreage proxy statement and management information circular dated August 17, 2020 (the “Circular”) and the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Acreage’s and Canopy Growth’s respective profiles on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.

FORWARD LOOKING STATEMENTS

This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, for greater certainty, statements regarding the Amended Arrangement, including the likelihood of completion thereof, the occurrence or waiver of the Triggering Event, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement and other statements with respect to the proposed transactions with Canopy Growth. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved.

Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to financing and liquidity risks, and the risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, dated March 25, 2021 and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available on the issuer profile of Acreage on SEDAR at www.sedar.com. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.

Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

For more information, contact:

Steve Goertz

Chief Financial Officer

investors@acreageholdings.com

Or

Rob Kelly

MATTIO Communications

ir@mattio.com